SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2003

GAMESTOP CORP.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-31228	75-2951347

(Commission File Number)	(IRS Employer Identification No.)

2250 William D. Tate Avenue, Grapevine, TX	76051

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(817) 424-2000

(Former Name or Former Address, if Changed Since Last Report)

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release of GameStop Corp., dated May 21, 2003

     Item 9. Regulation FD Disclosure (Information Provided Under Item 12 — Results of Operations and Financial Condition).

     On May 21, 2003, GameStop Corp. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended May 3, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

     The information required by Form 8-K, Item 12-Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP. (Registrant)

By:	/s/ David W. Carlson

Name:	David W. Carlson
Title:	Executive Vice President and Chief Financial Officer

Date: May 28, 2003

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release of GameStop Corp., dated May 21, 2003